Exhibit 99.1

UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

STUART SIMPSON, Individually on Behalf of Himself and Derivatively on Behalf of Nominal Defendant AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.,

Plaintiff,

v.

LESLIE D. MICHELSON, EDWARD G. RENDELL, and EDWARD M. WEIL, JR.,

Defendants,

and

AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC.

Nominal Defendant.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 1:16-cv-03970-ALC

Notice of Proposed Settlement, Settlement Hearing,

and Right to Appear

TO: ALL CURRENT RECORD AND BENEFICIAL HOLDERS OF COMMON STOCK OF AMERICAN REALTY CAPITAL – RETAIL CENTERS OF AMERICA, INC. (“RCA” or the “Company”) AS OF SEPTEMBER 13 2016, AND THEIR RESPECTIVE SUCCESSORS IN INTEREST, SUCCESSORS, PREDECESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER ANY OF THEM, AND EACH OF THEM.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT AND FROM PURSUING “PLAINTIFF’S RELEASED CLAIMS” (AS DEFINED BELOW IN SECTION V).

PLEASE NOTE THAT THIS ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THIS ACTION.

IF YOU HOLD RCA COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

I.	THE PURPOSE OF THIS NOTICE

The purpose of this Notice is to inform you of the pendency of the above-captioned individual and shareholder derivative litigation (the “Action”) and a proposed settlement (“Settlement”) of the Action. This Notice also informs you of your right to participate in a hearing (the “Settlement Hearing”) to be held before this Court on November 9, 2016, at 11:30 a.m. at the Thurgood Marshall United States Courthouse, 40 Foley Square, New York, NY 10007 in Courtroom 1306, to (i) determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation and Agreement of Settlement, dated September 7, 2016 (“Stipulation”) is fair, reasonable, and adequate and in the best interests of RCA and its stockholders; (ii) determine whether to approve Plaintiff’s application for an award of attorneys’ fees and expenses; (iii) hear and rule on any objections to the proposed Settlement, the proposed Final Order and Judgment, and Plaintiff’s application for an award of attorneys’ fees and expenses; (iv) determine whether the Court should enter the Final Order and Judgment, which would dismiss with prejudice the Action and release Plaintiff’s Released Claims (as defined below) and Defendants’ Released Claims (as defined below); and (v) rule on such other matters as the Court may deem appropriate.

If the Court approves the Settlement, Plaintiff and the Defendants (the “Parties”) will ask the Court to enter a Final Order and Judgment dismissing the Action with prejudice on the merits.

This Notice describes the rights you may have under the proposed Settlement and what steps you may, but are not required to, take in relation to the proposed Settlement.

*       *       *       *       *

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT. IT IS BASED ON SUMMARY STATEMENTS BY THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

II.	BACKGROUND OF THE LAWSUIT

On April 29, 2016, RCA filed a Definitive Proxy Statement on Schedule 14A (the “Proxy”) with the Securities and Exchange Commission (“SEC”) soliciting RCA stockholders to approve nine amendments to RCA’s Articles of Amendment and Restatement (the “Charter”) at the Annual Meeting of stockholders originally scheduled for June 29, 2016 (the “Annual Meeting”). The proposed Charter amendments included two proposals – Proposal No. 8, “Approval of Proposed Amendments to the Charter to Remove or Revise Certain Provisions Regarding the Conduct of Company Business,” and Proposal No. 11, “Approval of Proposed Amendments to the Charter to Remove or Revise Provisions Relating to our Sponsor and Advisor and their Affiliates” (the “Proposed Amendments”).

On May 26, 2016, Plaintiff filed a Verified Individual and Shareholder Derivative Complaint (the “Complaint”) alleging that by disseminating the Proxy and seeking approval of the Proposed Amendments, the Defendants violated Section 14(a) of the Securities Exchange Act by (1) failing to disclose (a) the effects of the Proposed Amendments on stockholders rights in the event of a “roll-up” transaction, and (b) that Defendants are currently planning a roll-up transaction; and (2) unlawfully “bundling” multiple unrelated items within the two Proposed Amendments.

On June 1, 2016, Plaintiff filed a Motion for Preliminary Injunction and Memorandum of Points and Authorities in Support thereof (the “Motion”) to enjoin the stockholder vote at the Annual Meeting until and unless Defendants cured the allegedly materially misleading and deficient Proxy and unbundled the Proposed Amendments.

On June 2, 2016, the Court entered an order setting a hearing on the Motion for June 13, 2016, and instructing Defendants’ counsel to serve answering papers no later than 5:00 p.m. on June 9, 2016.

On June 2, 2016, the Parties began arm’s-length discussions regarding potential grounds to resolve the Action.

On June 8, 2016, the Parties entered into a Memorandum of Understanding (“MOU”) containing the terms for the Parties’ agreement-in-principle to settle the Action. The MOU provided that, in consideration for the full and final settlement and release of all Plaintiff’s Released Claims and the dismissal with prejudice of the Action, Defendants would withdraw the Proposed Amendments from consideration at the Company’s Annual Meeting, and not seek to modify the Company’s Charter to effectuate the Proposed Amendments in the future without seeking stockholder approval.

On June 9, 2016, Defendants filed with the SEC Definitive Additional Materials on Schedule 14A supplementing the Proxy (the “Supplemental Proxy”). The Supplemental Proxy withdrew the Proposed Amendments from stockholder consideration at RCA’s annual meeting.

On June 9, 2016, Plaintiff withdrew his Motion and notified the Court that the Parties had come to an agreement-in-principle to settle the Action pursuant to the MOU.

On June 10, 2016, the Court adjourned the hearing on Plaintiff’s Motion.

On September 7, 2016, the Parties executed the Stipulation, documenting the terms of the Settlement.

III.	SUMMARY OF SETTLEMENT TERMS

In consideration for the proposed Settlement and dismissal with prejudice of the Action and the releases provided herein, and as a result of the filing and prosecution of the Action and after arm’s-length negotiations with counsel for Plaintiff, in conjunction with the proposed Settlement, Defendants agreed to withdraw and did withdraw the Proposed Amendments from stockholder consideration at the Annual Meeting, and Defendants agreed not to seek to modify the Company’s Charter to effectuate the Proposed Amendments in the future without seeking stockholder approval.

IV.	REASONS FOR THE SETTLEMENT

Plaintiff, through his counsel, states that Plaintiff’s counsel has completed a thorough investigation of the claims and allegations asserted in the Action, as well as the underlying events relevant to those claims and allegations. In connection with their investigation, Plaintiff’s counsel reviewed publicly-available documents filed with the SEC and interviewed a former independent director of an affiliated company who provided additional information concerning Plaintiff’s claims. Plaintiff’s counsel also states that Plaintiff’s counsel performed additional factual and legal research concerning the validity of Plaintiff’s claims and other claims that could have arisen from the filing of the Proxy. Plaintiff and Plaintiff’s counsel believe that Plaintiff’s claims have legal merit, and the entry by Plaintiff into the Stipulation is not an admission as to the lack of merit of any claims asserted in the Action, and that Plaintiff entered into the proposed Settlement set forth in the Stipulation only to secure substantial relief for RCA and RCA stockholders and to eliminate the risk, burden and expense of further litigation, and because they believe that withdrawing the Proposed Amendments from stockholder consideration provided RCA and RCA stockholders with substantial benefits. In agreeing to the proposed Settlement, Plaintiff and his counsel considered: (i) the substantial benefits to RCA and RCA stockholders from the proposed Settlement; (ii) the attendant risks of continued litigation and the uncertainty of the outcome of the Action; (iii) the probability of success on the merits based on the allegations contained in the Action; and (iv) the desirability of permitting the proposed Settlement to be consummated according to its terms. Plaintiff and his counsel believe that the proposed Settlement is fair, reasonable, and adequate to Plaintiff, RCA and RCA stockholders.

Defendants have denied, and continue to deny, all allegations of wrongdoing, fault, liability, or damage to Plaintiff or RCA, deny that they engaged in any wrongdoing, deny that they committed any violation of law, deny that the Proxy or any other public disclosures were in any way deficient, deny that they acted improperly in any way, believe that they acted properly at all times, believe the Action has no merit, and maintain that they have committed no disclosure or bundling violations, but entered into the proposed Settlement solely because they considered it desirable that the Action be settled and dismissed with prejudice in order to, among other things, eliminate the burden, inconvenience, expense, risk, and distraction of further litigation, finally put to rest and terminate all the claims that were or could have been asserted against Defendants in the Action, and thereby permit the stockholder vote on the other proposed items not challenged by Plaintiff to proceed without risk of injunctive or other relief.

V.	RELEASES

Under the terms of the proposed Settlement, Plaintiff agrees to the complete discharge, dismissal with prejudice on the merits, settlement and release of, and a permanent injunction barring, the Released Parties (as defined below) of any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature or description whatsoever, whether known or unknown (including “Unknown Claims”), disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, that any Releasing Persons (as defined below) may have asserted derivatively or that Plaintiff may have asserted directly in his individual capacity based on Plaintiff’s ownership of RCA common stock, against any of the Released Parties, whether based on state, local, foreign, federal, statutory, regulatory, common or other law or rule (including, but not limited to, any claims under federal securities laws or state disclosure law or any claims that could be asserted derivatively on behalf of RCA), which, now or hereafter, are based upon, arise out of, relate in any way to, or involve, directly or indirectly, (i) the Proposed Amendments, (ii) the fiduciary obligations, if any, of the Released Parties in connection with the Proposed Amendments, (iii) any of the allegations in Plaintiff’s Complaint; and (iv) except as otherwise provided in the Stipulation, the administration or distribution of the Settlement; provided, however, that (i) plaintiff’s released claims shall not include the right to enforce the Stipulation or the Settlement and (ii) plaintiff’s released claims shall not release any claims that may arise in connection with proposed amendments of the Company’s Charter submitted to stockholders after June 8, 2016 (“Plaintiff’s Released Claims”).

Reciprocally, under the terms of the proposed Settlement, Defendants agree to fully, finally, and forever release, relinquish, settle, extinguish, dismiss with prejudice, and discharge Plaintiff and Plaintiff’s counsel from all claims (including “Unknown Claims”) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims (“Defendants’ Released Claims”).

“Released Parties” means the Defendants and their heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, agents, employees, fiduciaries, partners, control persons, partnerships, joint ventures, member firms, limited liability companies, corporations, parents, subsidiaries, divisions, affiliates, associated entities, shareholders, principals, officers, managers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, and assigns.

“Releasing Persons” means (i) in the case of Plaintiff’s Released Claims, Plaintiff, RCA or any RCA stockholder that has the standing or capacity to assert, prosecute or maintain on behalf of RCA any of the Plaintiff’s Released Claims, and (ii) in the case of Defendants’ Released Claims, the Defendants.

“Unknown Claims” means any Plaintiff’s Released Claims or Defendants’ Released Claims that the Releasing Persons do not know of or suspect to exist in their favor at the time of the release of the Released Parties or the release of Plaintiff and Plaintiff’s counsel, respectively, including claims that, if known by them, might have affected their decision to settle the Action, or might have affected their decision not to object to the proposed Settlement. With respect to any and all Plaintiff’s Released Claims or Defendants’ Released Claims, the Parties stipulate and agree that, upon the effective date of the Settlement, the Parties expressly waive the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any state or territory of the United States, or principle of common law that is similar, comparable, or equivalent to §1542, which provides

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of Plaintiff’s Released Claims and Defendants’ Released Claims, but it is the intention of the Releasing Persons to completely, fully, finally, and forever compromise, settle, release, discharge, relinquish and extinguish any and all Plaintiff’s Released Claims and Defendants’ Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Parties acknowledge that the foregoing waiver was separately bargained for and is an integral element of the Settlement, and was relied upon by each and all of the Defendants in entering into the Settlement.

VI.	THE SETTLEMENT HEARING

The Court has scheduled the Settlement Hearing to be held in the United States District Court, Southern District of New York, Thurgood Marshall United States Courthouse, 40 Foley Square, New York, NY 10007 in Courtroom 1306 at the time identified in Section I above to: (i) determine whether the proposed Settlement of the Action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of RCA and its stockholders; (ii) determine whether to approve Plaintiff’s application for an award of attorneys’ fees and expenses; (iii) hear and rule on any objections to the proposed Settlement, the proposed Final Order and Judgment, and Plaintiff’s application for an award of attorneys’ fees and expenses; (iv) determine whether the Court should enter the Final Order and Judgment, which would dismiss with prejudice the Action and release Plaintiff’s Released Claims and Defendants’ Released Claims; and (v) rule on such other matters as the Court may deem appropriate.

The Court may postpone, reschedule or adjourn the Settlement Hearing without further notice to RCA or RCA stockholders. The Court also has reserved the right to approve the Stipulation and the proposed Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties and without further notice to RCA or RCA stockholders.

VII.	YOUR RIGHT TO APPEAR AND OBJECT

Any RCA stockholder who owns shares as of September 13, 2016 and who continues to hold such shares and who objects to any aspect of the proposed Settlement, entry of the Final Order and Judgment, and/or Plaintiff’s counsel’s application for payment of attorneys’ fees and expenses, or who otherwise wishes to be heard, may (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no RCA stockholder shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, or if approved, the judgment to be entered thereon, and no papers or brief submitted by any RCA stockholder shall be received and considered by the Court unless not later than October 26, 2016, such stockholder files with the Court and serves upon all of the counsel listed below, at the addresses listed below, the following: (a) a written statement identifying such stockholder’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) proof of current ownership of RCA common stock, including the number of shares of RCA common stock owned by the stockholder and the date or dates of purchase; (c) a detailed written statement explaining the stockholder’s objection and the reasons for such objection; and (d) any documentation in support of such objection that the stockholder desires the Court to consider. If the stockholder wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing.

Clerk of Court

United States District Court

Southern District of New York

Daniel Patrick Moynihan United States Courthouse

500 Pearl Street

New York, NY 10007-1312

Court overseeing the Action

Daniel Albert

Kessler Topaz Meltzer & Check, LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for Plaintiff

Bradley Bobroff

PROSKAUER ROSE, LLP

Eleven Times Square

New York, NY 10036-8299

Counsel for Defendants

Any person or entity who fails to object in the manner provided above shall be deemed to have waived such objection (including the right to appeal), and absent good cause found by the Court shall forever be barred from making any such objection in the Action contesting any aspect of the Settlement, but shall otherwise be bound by the Final Order and Judgment to be entered and the releases to be given.

VIII.	FINAL ORDER AND JUDGMENT OF THE COURT

If the proposed Settlement is approved by the Court following the Settlement Hearing as fair, reasonable, and adequate to RCA and its stockholders, the Parties will jointly request that the Court enter a Final Order and Judgment which will, among other things: (i) determine that the requirements of due process have been satisfied in connection with the Notice provided to RCA stockholders; (ii) approve the Settlement as fair, reasonable, and adequate to RCA and RCA stockholders; (iii) dismiss the Action with prejudice on the merits as against any and all Defendants without costs except as provided herein; (iv) release Defendants and any other of the Released Parties from Plaintiff’s Released Claims, and release Plaintiff and Plaintiff’s counsel from Defendants’ Released Claims; and (v) determine whether to approve an award of attorneys’ fees and expenses incurred by Plaintiff in connection with the prosecution of the Action as provided in Section IX below.

IX.	THE APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES

Plaintiff’s counsel have not received any payment for their services in pursuing the claims against Defendants in the Action, nor have Plaintiff’s counsel been reimbursed for their out-of-pocket expenses. Plaintiff intends to petition the Court at the Settlement Hearing to approve the payment of attorneys’ fees and expenses associated with Plaintiff’s prosecution of the Action by RCA, its successor in interest, and/or the insurer(s) of RCA, or its successor in interest, in an amount not to exceed in the aggregate $750,000 (the “Fee and Expense Award”). The parties negotiated the Fee and Expense Award at arm’s-length and Defendants have agreed not to oppose the Fee and Expense Award. Approval of the Fee and Expense Award shall not be a precondition to the Settlement or to dismissal with prejudice of the Action.

X.	SCOPE OF THIS NOTICE

This Notice is not all-inclusive. The references in this Notice to the pleadings in the Action, the Stipulation and all other papers or proceedings herein are only summaries and do not purport to be comprehensive. For the full details of the Action, the claims that have been asserted in the Action and the terms and conditions of the Settlement, including a complete copy of the Stipulation and related Orders and proposed forms of Orders, you are referred to the Court’s instructions at http://www.nysd.uscourts.gov/cases.php and the Company’s public filings.

XII.	GENERAL INQUIRIES

General inquiries about the proposed Settlement should be directed to the attention of Plaintiff’s counsel as follows:

Daniel Albert

Kessler Topaz Meltzer & Check, LLP

280 King of Prussia Road

Radnor, PA 19087

PLEASE DO NOT CALL OR WRITE THE COURT WITH GENERAL INQUIRIES.